UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 11, 2024

The Kroger Co.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	No. 1-303	31-0345740
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street Cincinnati, OH	45202
(Address of Principal Executive Offices)	(Zip Code)

(513) 762-4000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name Of Each Exchange On Which Registered
Common Stock, $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

On December 11, 2024, The Kroger Co. (“Kroger” or the “Company”) delivered a notice (the ‘Termination Notice”) to Albertsons Companies, Inc. (“Albertsons”) terminating the previously announced Agreement and Plan of Merger, dated as of October 13, 2022, by and among the Company, Albertsons and Kettle Merger Sub, Inc. (“Merger Sub”), which provided for the merger of Merger Sub with and into Albertsons, with Albertsons as the surviving corporation and a direct, wholly owned subsidiary of Kroger (the “Merger” and such agreement, the “Merger Agreement”). Capitalized terms used and not defined herein have the meanings assigned to them in the Merger Agreement. The Termination Notice further notified Albertsons that a prior termination letter sent by Albertsons to Kroger, dated December 10, 2024, is not an effective termination. In connection with the Termination Notice, Kroger notified Albertsons that Kroger has no obligation to pay the Parent Termination Fee because Albertsons has failed to perform and comply in all material respects with its covenants under the Merger Agreement.

The Company's termination of the Merger Agreement followed the December 10, 2024 decision of United States District Court for the District of Oregon in the case Federal Trade Commission et al. v. The Kroger Company and Albertsons Companies, Inc. (Case No.: 3:24-cv-00347-AN), whereby the court issued a preliminary injunction enjoining the consummation of the Merger.

Item 7.01.	Regulation FD Disclosure.

On December 11, 2024, the Company issued a press release regarding the matters described in Item 1.02 of this Current Report on Form 8-K, a copy of which is filed as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release, dated December 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

By:	/s/ Christine S. Wheatley
Name:	Christine S. Wheatley
Title:	Senior Vice President, General Counsel and Secretary

Date: December 11, 2024